UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2018

ML WINTON FUTURESACCESS LLC
 (Exact name of registrant as specified in its charter)

Delaware	0-51084	20-1227904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
250 Vesey Street, 11th Floor
New York, NY 10281
 (Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (609) 274-5838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)     ML Winton FuturesAccess LLC (the “Registrant” or “Fund”) has been governed and operated pursuant to its Sixth Amended and Restated Limited Liability Company Operating Agreement dated as of January 31, 2015, as amended by Amendments dated as of March 31, 2015, August 30, 2017 and October 12, 2017 (the “Operating Agreement”).  Merrill Lynch Alternative Investments LLC is the sponsor and manager (the “Sponsor”) of the Registrant.  Capitalized terms used herein have the respective meanings set forth in the Operating Agreement unless otherwise defined.
(1)     On January 19, 2018 the Sponsor adopted an amendment to the Operating Agreement (the “Amendment”).  The effective date of the Amendment is December 31, 2017. The Amendment and the Operating Agreement are being filed as exhibits.
(2)     The Amendment reflects recent changes in tax law relating to the audit of partnership tax returns (the “Revised Partnership Audit Procedures”) for taxable years beginning on or after January 1, 2018. The Revised Partnership Audit Procedures introduce the concept of a “partnership representative,” which replaces the role of a “tax matters partner”.  The Amendment appoints the Sponsor as the “partnership representative” of the Fund,  effectively continuing the Sponsor’s role as the Fund’s representative in a tax audit as “tax matters partner,” but with the responsibilities and authorities provided by the Revised Partnership Audit Procedures. The partnership representative acts on behalf of the Fund in the event of an audit of the Fund by the Internal Revenue Service and the partnership representative has power to bind the Fund and its partners, including making an election to have any Fund tax adjustment taken into account directly by the persons who were investors in the year to which such adjustment relates.  Alternatively, the  Fund may make any payments required under the Revised Partnership Audit Procedures directly, and the partnership representative, in its reasonable discretion,  may allocate the cost of such payment among current or former investors.
The Amendment also clarifies that redemptions reduce the Tax Account pertaining to the Units.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
3.02(i)	Amendment dated January 19, 2018 to the Sixth Amended and Restated Limited Liability Company Operating Agreement of ML Winton FuturesAccess LLC

3.02(ii)	Amendment dated October 12, 2017 to the Sixth Amended and Restated Limited Liability Company Operating Agreement of ML Winton FuturesAccess LLC

3.02(iii)	Amendment dated August 30, 2017 to the Sixth Amended and Restated Limited Liability Company Operating Agreement of ML Winton FuturesAccess LLC.

3.02(iv)	Amendment dated March 31, 2015 to the Sixth Amended and Restated Limited Liability Company Operating Agreement of ML Winton FuturesAccess LLC.

3.02(v)	Sixth Amended and Restated Limited Liability Company Operating Agreement of ML Winton FuturesAccess LLC dated as of January 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML WINTON FUTURESACCESS LLC

By:	Merrill Lynch Alternative Investments LLC, its manager

By:
Name: Barbra E. Kocsis
Position: Chief Financial Officer

Date:  January 25, 2018